================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2004
                              ---------------------



            DIAMOND JO, LLC                    PENINSULA GAMING, LLC                   PENINSULA GAMING CORP.
                                                                                  (formerly THE OLD EVANGELINE
                                                                                          DOWNS CAPITAL CORP.)
(Exact name of registrant as specified     (Exact name of registrant as      (Exact name of registrant as specified in
            in its charter)                  specified in its charter)                      its charter)

               DELAWARE                              DELAWARE                                 DELAWARE
    (State or other jurisdiction of       (State or other jurisdiction of         (State or other jurisdiction of
    incorporation or organization)        incorporation or organization)           incorporation or organization)

              42-1483875                            20-0800583                               25-1902805
 (I.R.S. Employer Identification No.)   (I.R.S. Employer Identification No.)    (I.R.S. Employer Identification No.)



                              3rd Street Ice Harbor
                                  P.O. Box 1750
                            Dubuque, Iowa 52001-1750
               (Address of executive offices, including zip code)

                                 (563) 583-7005
              (Registrant's telephone number, including area code)


================================================================================

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.


On July 22, 2004, Peninsula Gaming, LLC ("PGL") issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            PENINSULA GAMING, LLC


                                            By:  /s/ M. Brent Stevens
                                            -----------------------------------
                                            Name:  M. Brent Stevens
                                            Title:  Chief Executive Officer



                                            DIAMOND JO, LLC


                                            By:  /s/ M. Brent Stevens
                                            -----------------------------------
                                            Name:  M. Brent Stevens
                                            Title: Chief Executive Officer




                                            PENINSULA GAMING CORP.


                                            By:  /s/ M. Brent Stevens
                                            -----------------------------------
                                            Name:  M. Brent Stevens
                                            Title: Chief Executive Officer



Date: July 22, 2004

                                 EXHIBIT INDEX


    Exhibit
    Number
    -------

    99.1 - Press release, dated July 22, 2004, issued by Peninsula Gaming, LLC.